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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 16, 2005

                               HOME DIRECTOR, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                     333-86873                52-2143430
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

         2525 COLLIER CANYON ROAD                                   94551
           LIVERMORE, CALIFORNIA
 (Address of principal executive offices)                         (Zip Code)

                  Registrant's telephone number, including area
                   code (925) 373-0438 (Former name or former
                     address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On March 16, 2005, Home Director, Inc. (the "Company") and Digital
Interiors, Inc., the Company's wholly owned subsidiary ("DI"), entered into an
Asset Purchase Agreement ("Purchase Agreement") with a wholly owned subsidiary
("180 Sub") of 180 Connect Inc. ("180 Parent") and DI sold to 180 Sub substantially all of the assets associated with DI's home networking installation business (the "DI Assets"). The DI Assets included certain home installation contracts which were assigned to 180 Sub (the "Assigned
Contracts"). 180 Sub paid DI $356,000 and agreed to make additional payments to
DI, on a monthly basis, in amounts equal to 2.5% of certain revenues received by
180 Sub under the Assigned Contracts during the 18 months after the sale. 180
Sub also agreed to assume certain obligations of DI associated with the DI
Assets. The cash proceeds of the sale were immediately applied to meet certain of the Company's outstanding liabilities relating to the DI Assets, primarily outstanding payroll obligations.

         In connection with the sale, the Company and 180 Sub entered into a
Preferred Installer Agreement in which the Company granted 180 Sub a right of first offer to be the installer of the Company's home networking products for certain projects. The Company also agreed to provide 180 Sub with all materials required by 180 Sub to perform its obligations under the Assigned Contracts at specified prices. The Preferred Installer Agreement has an initial term of 10 years and is subject to automatic renewal for successive three year terms unless either the Company or 180 Sub notifies the other of its intention not to renew at least 90 days before the end of the then current term.

         The Company and DI also entered into a non-competition agreement with
180 Parent which prohibits the Company and DI from competing with the home networking installation business of 180 Sub in the United States, Canada and
Mexico for a period of three years, except with the prior consent of 180 Parent.

         The transactions with 180 Parent and 180 Sub effectively terminated the
Company's home networking installation business, the principal source of the
Company's costs and revenues during the past several years, significantly reduced ongoing payroll and other expenses and reduced the Company's anticipated working capital needs. The Company believes that it would have been unable to continue in business if it had not completed these transactions.

          The Company believes that the transactions with 180 Connect provide it with a means to assure performance of the Assigned Contracts, which it would have been unable to perform if it had continued to own and operate the Digital
Interiors business. If the Company is able in the immediate future to procure sufficient additional financing to continue in business, the performance of these contracts and others by 180 Sub pursuant to the Preferred Installer
Agreement will provide the Company with a continuing source

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of sales of its home networking products and could enable it to achieve profitability and positive cash flow within the next six to nine months. There is, however, no assurance that the Company will be able to obtain the financing it requires, and it is highly probable that any such financing which it might obtain would be on terms that are extremely dilutive to existing stockholders and could result in a change of control of the Company. See 8.01 below.

         The preceding descriptions of the Purchase Agreement, the Preferred
Installer Agreement and the Non-Competition Agreement are only summaries and are qualified in their entirety by reference to the full text of such agreements, each of which is filed as an exhibit to this report on Form 8-K.

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

         The information contained in Item 1.01 is incorporated herein by reference.

ITEM 8.01         OTHER EVENTS

         As described above, the Company has applied the proceeds from the sale of the DI Assets to satisfy certain liabilities associated with those assets, consisting principally of outstanding payroll obligations. Even after giving effect to these transactions and payments, the Company remains in immediate need of working capital to continue in business and is in default under its Factoring
Agreement with Pacific Business Funding pursuant to which the secured lender is currently applying all collected receivables to reduce the outstanding loan balance, which was approximately $510,000 as of March 18, 2005. As disclosed in the Company's press release dated March 21, 2005 (a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein), the Company currently does not have funds to pay its independent public accountants to audit its 2004 financial statements. As a result, the Company will be unable to complete and file its Form 10-KSB for the year ended December 31, 2004, unless and until it obtains financing sufficient to enable it to pay its accountants.

         Since the transactions described in this report on Form 8-K and the developments in the Company's business which led to these transactions represent a material change in the Company's operations and financial condition, the information contained in the Company's current registration statement on Form
SB-2 is no longer accurate, and sales of the Company's common stock pursuant to the prospectus included in the registration statement may not be effected unless and until the Company is able to file an appropriate supplement to the prospectus or an amendment to the registration statement containing updated financial and other material information.

         Although the Company is urgently seeking financing in one or more private transactions and has had discussions with certain prospective investors, it has obtained no commitments for any such financing. The Company believes that any such financing which it is able to obtain will result in substantial dilution of the interests of its existing stockholders and could result in a change of control of the Company. If the Company

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does not obtain adequate financing in the immediate future, it will be forced to cease operations.

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Statements in this report other than historical information constitute forward-looking statements and involve potential risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements. These potential risks and uncertainties include, among other things, uncertainty regarding the Company's ability to obtain financing to enable it to continue in business and other factors detailed from time to time in the Company's filings with the Securities and Exchange
Commission.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(C)      EXHIBITS.

EXHIBIT NO.       DESCRIPTION
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10.1*             Asset Purchase Agreement, dated March 16, 2005, between 180
                  Digital Interiors, Inc., Digital Interiors, Inc. and Home
                  Director, Inc.

10.2*             Preferred Installer Agreement, dated March 16, 2005, between
                  Home Director, Inc. and 180 Digital Interiors, Inc.

10.3              Non-Competition Agreement, dated March 16, 2005, by and among
                  180 Connect, Inc., Digital Interiors, Inc. and Home Director,
                  Inc.

99.1              Press Release of Home Director, Inc., dated March 21, 2005.

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* Denotes exhibits for which the Company has requested an order from the
Securities and Exchange Commission (the "Commission") pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, granting confidential treatment to selected portions. Accordingly, the confidential portions have been omitted from the exhibits filed herewith and have been filed separately with the
Commission. The term "confidential treatment" and the mark "*" used throughout this exhibit means that the material has been omitted and separately filed with the SEC.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               HOME DIRECTOR, INC.
                                               (Registrant)

                                               By: /s/ Michael Liddle
                                                   -----------------------------
                                                   Michael Liddle
                                                   Chief Executive Officer

Date: March 22, 2005

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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
-----------       -----------
10.1*             Asset Purchase Agreement, dated March 16, 2005, between 180
                  Digital Interiors, Inc., Digital Interiors, Inc. and Home
                  Director, Inc.

10.2*             Preferred Installer Agreement, dated March 16, 2005, between
                  Home Director, Inc. and 180 Digital Interiors, Inc.

10.3              Non-Competition Agreement, dated March 16, 2005, by and among
                  180 Connect, Inc., Digital Interiors, Inc. and Home Director,
                  Inc.

99.1              Press Release of Home Director, Inc., dated March 21, 2005.

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* Denotes exhibits for which the Company has requested an order from the
Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as
amended, granting confidential treatment to selected portions. Accordingly, the confidential portions have been omitted from the exhibits filed herewith and have been filed separately with the Commission. The term "confidential treatment" and the mark "*" used throughout this exhibit means that the material has been omitted and separately filed with the SEC.